Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-62538, 333-104542, 333-118047, 333-156436 and 333-183383), Form S-3 (Nos. 333-176294, 333-180867 and 333-191439) and Form S-4 (Nos. 333-90990 and 333-113337) of Cumulus Media Inc. of our report dated March 18, 2013 relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K filed on March 18, 2013.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia

December 12, 2013